Exhibit 99.1

              CAPITAL PROPERTIES, INC. AND CONSOLIDATED AFFILIATES
                            Certification Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

I, Ronald P. Chrzanowski, President and Principal Executive Officer, certify that:

1.   I  have  reviewed  this  quarterly  report  on  Form  10-QSB/A  of  Capital
     Properties, Inc. and Consolidated Affiliates;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the small  business  issuer as of, and for,  the periods  presented in this report;

4.   The small business issuer's other certifying  officer and I are responsible for  establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the small business issuer and we have:

     (a)  designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision, to ensure that material information relating to the small business  issuer,  including its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     (b)  evaluated the effectiveness of the small business issuer's  disclosure controls and procedures  and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the  end of the  period  covered  by  this  report  based  on  such evaluation; and

     (c)  disclosed  in this  report any change in the small  business  issuer's internal  control over financial  reporting  that occurred  during the small business issuer's most recent fiscal quarter (the small business issuer's  fourth fiscal  quarter in the case of an annual report) that was materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting;
          and

5.   The small business issuer's other certifying  officer and I have disclosed, based on our most recent  evaluation  of internal  control  over  financial reporting,  to the small business issuer's auditors and the audit committee of small business  issuer's  board of directors (or persons  performing the equivalent function):

     (a)  all significant  deficiencies and material weaknesses in the design or operation of internal  controls  over  financial  reporting  which are reasonably  likely to  adversely  affect the small  business  issuer's
          ability   to  record,   process,   summarize   and  report   financial
          information; and

     (b)  any fraud, whether or not material,  that involves management or other employees who have a significant  role in the small business  issuer's internal control over financial reporting.

Date: August 12, 2003
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/s/ Ronald P. Chrzanowski
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Ronald P. Chrzanowski
President and Principal Executive Officer